UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2010

Date of reporting period:  November 30, 2010

Item 1. Reports to Stockholders.

Annual Report

November 30, 2010

Investment Adviser

Smead Capital Management, Inc.
1420 Fifth Avenue
Suite 2625
Seattle, Washington 98101

Phone: 877-807-4122

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	5
INVESTMENT HIGHLIGHTS	7
SCHEDULE OF INVESTMENTS	10
STATEMENT OF ASSETS AND LIABILITIES	12
STATEMENT OF OPERATIONS	13
STATEMENTS OF CHANGES IN NET ASSETS	14
FINANCIAL HIGHLIGHTS	15
NOTES TO FINANCIAL STATEMENTS	17
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	23
BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	24
ADDITIONAL INFORMATION	28

Dear Shareholders:

If you like your sailboat when the wind is blowing the wrong direction, just think how much you might like it when it has the wind at its back. We have now finished almost three years of managing the Smead Value Fund and have yet to see the wind at our back.  In the fiscal year ended November 30, 2010, we earned 9.88% versus a gain in the S&P 500 Index of 9.94% and a return of 8.95 % in the Russell 1000 Value Index for the same period.

Our first year managing the Fund, we saw the biggest US stock market decline in 70 years. Year two saw a “dash for trash”, which caused investors to be the most excited about poor balance sheet/ economically sensitive companies.  This past year saw the continuing love affair with cyclical and small cap stocks. This affair is driven by confidence in the ability of China and other emerging market countries to grow uninterrupted.

Our best performing stocks in 2010 were our consumer discretionary stocks like Starbucks Corp., eBay, Inc., and Home Depot, Inc. Our large holdings in Pharmaceutical and Biotech stocks were an anchor being dragged behind our boat. When the eventual slowdown in China comes, investors may be much more excited about investments with a history of revenue stability and an aging worldwide population than they are now. This could shift the wind in our direction.

Two Big Risks

We see two big risks which could make hard sailing for investors this next year in US equities. First, we believe that interest rates have hit a secular low in the last three years and will ultimately march higher over the next five to ten years. This puts bond investors at risk of price erosion and highly indebted corporations at risk of higher financing costs and lower profits.

Second, we see emerging markets potentially submerging sometime in the near future. In our opinion, China’s credit tightening prepares the way for its residential real estate bubble to burst. This would likely cripple their banking system and probably trigger a meaningful recession. Commodity prices appear priced for uninterrupted growth in China. When reality hits home, investors in the US holding heavy industrial, basic material and energy stocks may be left holding an unfortunate bag in our view. We are endeavoring to avoid anything with meaningful emerging market revenues because it could cause our boat to sail off course.

As we mentioned, we are excited about sailing through these waters and will do our utmost to continue navigating through any rough seas we may encounter. Thank you for sailing along with us into 2011.

Warmest Regards,

SMEAD CAPITAL MANAGEMENT

Please see the following page for important information.

The information provided herein represents the opinion of Smead Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Smead Value Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1- 877-807-4122, or visiting www.smeadfunds.com.  Read it carefully before investing.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.  You cannot invest directly in an index.

The Smead Value Fund is distributed by Quasar Distributors, LLC.

SMEAD VALUE FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees, distribution fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/10 - 11/30/10).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SMEAD VALUE FUND
Expense Example (Continued)
(Unaudited)

	Investor Class
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2010 -
	June 1, 2010	November 30, 2010	November 30, 2010*
Actual	$1,000.00	$1,093.20	$7.35
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.05	$7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

	Institutional Class
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2010 -
	June 1, 2010	November 30, 2010	November 30, 2010*
Actual	$1,000.00	$1,094.30	$6.04
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.30	$5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

SMEAD VALUE FUND
Investment Highlights
(Unaudited)

The Fund will seek long-term capital appreciation through concentrated positions, therefore the Fund will maintain approximately 25-30 companies in its portfolio.  The Fund will invest in U.S. large capitalization companies through ownership of common stock.

Sector Breakdown
% of Investments

Continued

SMEAD VALUE FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns as of November 30, 2010

		Since Inception
	One Year	(1/2/2008)
Investor Class Shares	9.88%	(7.08)%
S&P 500 Index	9.94%	(4.60)%
Russell 1000 Value Index	8.95%	(6.57)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-807-4122.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

Continued

SMEAD VALUE FUND
Investment Highlights (Continued)
(Unaudited)

Total Returns as of November 30, 2010

Since Inception
(12/18/2009)
Institutional Class Shares	8.38%
S&P 500 Index	9.16%
Russell 1000 Value Index	8.01%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-807-4122.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

One cannot invest directly in an index.

Growth of $1,000,000 Investment

*  Inception Date

SMEAD VALUE FUND

Schedule of Investments

November 30, 2010

	Shares	Value
COMMON STOCKS 97.89%
Banks 3.80%
Wells Fargo & Co.	64,643	$1,758,936

Consumer Services 8.63%
McDonald’s Corp.	15,365	1,203,079
Starbucks Corp.	91,169	2,789,771
		3,992,850
Diversified Financials 12.07%
Bank of New York Mellon Corp.	42,770	1,154,362
Franklin Resources, Inc.	19,515	2,226,466
Goldman Sachs Group, Inc.	8,006	1,250,057
Legg Mason, Inc.	29,248	954,070
		5,584,955
Food & Staples Retailing 7.64%
Walgreen Co.	55,565	1,936,440
Wal-Mart Stores, Inc.	29,519	1,596,683
		3,533,123
Insurance 7.12%
Aflac, Inc.	25,908	1,334,262
Berkshire Hathaway, Inc. – Class B (a)	24,576	1,958,216
		3,292,478
Media 9.70%
Comcast Corp. – Class A	77,843	1,476,682
Gannett Co., Inc.	69,888	916,231
Walt Disney Co.	57,398	2,095,601
		4,488,514
Pharmaceuticals, Biotechnology & Life Sciences 22.11%
Abbott Laboratories	34,839	1,620,362
Amgen, Inc. (a)	31,919	1,681,812
Bristol-Myers Squibb Co.	48,061	1,213,060
Johnson & Johnson	21,460	1,320,863
Merck & Co., Inc.	51,869	1,787,925
Mylan, Inc. (a)	69,317	1,356,187
Pfizer, Inc.	76,494	1,246,087
		10,226,296
Retailing 11.86%
Cabela’s, Inc. (a)	89,309	1,987,125
Home Depot, Inc.	52,045	1,572,279
Nordstrom, Inc.	45,072	1,929,082
		5,488,486

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Schedule of Investments (Continued)

November 30, 2010

	Shares	Value
Software & Services 13.55%
Accenture PLC – Class A	37,342	$1,617,656
eBay, Inc. (a)	102,556	2,987,456
Microsoft Corp.	65,877	1,660,759
		6,265,871
Technology Hardware & Equipment 1.41%
Hewlett Packard Co.	15,515	650,544
TOTAL COMMON STOCKS (Cost $37,870,059)		45,282,053

SHORT-TERM INVESTMENTS 2.05%
Money Market Funds 2.05%
Dreyfus Cash Management Fund – Institutional Class, 0.135% (b)	946,998	946,998
TOTAL SHORT-TERM INVESTMENTS (Cost $946,998)		946,998

TOTAL INVESTMENTS (Cost $38,817,057) 99.94%		46,229,051
Other Assets in Excess of Liabilities 0.06%		25,648
TOTAL NET ASSETS 100.00%		$46,254,699

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Variable rate security; the rate shown represents the rate at November 30, 2010.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Smead Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Assets and Liabilities

November 30, 2010

Assets
Investments, at value (cost $38,817,057)	$46,229,051
Dividends and interest receivable	101,496
Receivable for Fund shares sold	34
Other assets	15,814
Total Assets	46,346,395

Liabilities
Payable to affiliates	41,494
Payable for Fund shares redeemed	5,724
Payable for distribution fees	6,294
Payable to Adviser	17,330
Accrued expenses and other liabilities	20,854
Total Liabilities	91,696
Net Assets	$46,254,699

Net Assets Consist Of:
Paid-in capital	$40,160,010
Undistributed net investment income	154,041
Accumulated net realized loss from investments	(1,471,346)
Net unrealized appreciation on investments	7,411,994
Net Assets	$46,254,699

Investor Class Shares
Net assets	13,854,619
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	699,156
Net asset value, offering price and redemption price per share	$19.82

Institutional Class Shares
Net assets	32,400,080
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,632,440
Net asset value, offering price and redemption price per share	$19.85

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Operations

For the Year Ended November 30, 2010

Investment Income
Dividend income	$692,998
Interest income	1,139
Total Investment Income	694,137

Expenses
Advisory fees	272,695
Distribution fees – Investor Class	57,425
Administration fees	56,584
Transfer agent fees and expenses	49,597
Fund accounting fees	41,440
Legal fees	20,926
Federal and state registration fees	19,529
Audit and tax fees	16,428
Reports to shareholders	12,156
Custody fees	8,620
Chief Compliance Officer fees and expenses	8,574
Trustees’ fees and related expenses	3,329
Other expenses	5,471
Total Expenses	572,774
Less waivers and reimbursement by Adviser (Note 4)	(97,217)
Net Expenses	475,557

Net Investment Income	218,580

Realized and Unrealized Gain on Investments
Net realized gain from investments	556,022
Change in net unrealized appreciation on investments	3,241,892
Net Realized and Unrealized Gain on Investments	3,797,914
Net Increase in Net Assets from Operations	$4,016,494

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2010	November 30, 2009
From Operations
Net investment income	$218,580	$112,571
Net realized gain (loss) from investments	556,022	(1,138,085)
Change in net unrealized
appreciation (depreciation) on investments	3,241,892	6,392,797
Net increase in net assets from operations	4,016,494	5,367,283

From Distributions
Net investment income – Investor Class	(143,215)	(68,330)
Net investment income – Institutional Class(1)	(8,753)	—
Net decrease in net assets
resulting from distributions paid	(151,968)	(68,330)

From Capital Share Transactions
Proceeds from shares sold – Investor Class	3,629,052	18,193,804
Proceeds from shares sold – Institutional Class(1)	32,104,155	—
Net asset value of shares issued to shareholders in
payment of distributions declared – Investor Class	141,758	68,330
Net asset value of shares issued to shareholders in
payment of distributions declared – Institutional Class(1)	8,753	—
Payments for shares redeemed – Investor Class	(17,973,726)	(1,602,852)
Payments for shares redeemed – Institutional Class(1)	(2,648,249)	—
Net increase in net assets
from capital share transactions	15,261,743	16,659,282
Total Increase in Net Assets	19,126,269	21,958,235

Net Assets
Beginning of year	27,128,430	5,170,195
End of year	$46,254,699	$27,128,430

Undistributed Net Investment Income	$154,041	$88,568

(1)	For the period December 18, 2009 (commencement of operations) through November 30, 2010.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND – INVESTOR SHARE CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,
	2010	2009	2008(1)
Net Asset Value, Beginning of Period	$18.13	$14.07	$25.00

Income (loss) from
investment operations:
Net investment income	0.14	0.10	0.14
Net realized and unrealized
gain (loss) on investments	1.65	4.14	(11.07)
Total from Investment Operations	1.79	4.24	(10.93)

Less distributions paid:
From net investment income	(0.10)	(0.18)	—
Total distributions paid	(0.10)	(0.18)	—
Net Asset Value, End of Period	$19.82	$18.13	$14.07
Total Return(2)(3)	9.88%	30.55%	(43.72)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$13,855	$27,128	$5,170
Ratio of expenses to average net assets:
Before waiver and
expense reimbursement(4)	1.66%	1.91%	3.51%
After waiver and
expense reimbursement(4)	1.40%	1.40%	1.40%
Ratio of net investment
income (loss) to average net assets:
Before waiver and
expense reimbursement(4)	0.29%	0.27%	(1.00)%
After waiver and
expense reimbursement(4)	0.55%	0.78%	1.11%
Portfolio turnover rate(3)	13.73%	14.28%	57.59%

(1)	The Investor share class commenced operations on January 2, 2008.
(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND – INSTITUTIONAL SHARE CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
November 30,
2010(1)
Net Asset Value, Beginning of Period	$18.42

Income (loss) from investment operations:
Net investment income	0.16
Net realized and unrealized gain (loss) on investments	1.38
Total from Investment Operations	1.54

Less distributions paid:
From net investment income	(0.11)
Total distributions paid	(0.11)
Net Asset Value, End of Period	$19.85
Total Return(2)(3)	8.38%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$32,400
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	1.42%
After waiver and expense reimbursement(4)	1.15%
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement(4)	0.40%
After waiver and expense reimbursement(4)	0.67%
Portfolio turnover rate	13.73%

(1)	The Institutional share class commenced operations on December 18, 2009.
(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND
Notes to Financial Statements
November 30, 2010

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end non-diversified management investment company. The Smead Value Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Effective September 29, 2009, the Fund renamed the existing class as Investor class shares. The Investor share class is subject to a 0.25% distribution fee.  Effective December 7, 2009, the Fund issued a new class of shares, Institutional class shares, which commenced operations on December 18, 2009.  Each class of shares has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares. The classes differ principally in their respective distribution expenses. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Smead Capital Management, Inc. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service.  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
November 30, 2010

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”).  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2010:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks(1)	$45,282,053	$ —	$ —	$45,282,053
Total Equity	45,282,053	—	—	45,282,053
Short-Term Investments	946,998	—	—	946,998
Total Investments
in Securities	$46,229,051	$ —	$ —	$46,229,051

(1)	See the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
November 30, 2010

GAAP requires enhanced disclosures that enable investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management has determined that there is no impact on the Fund’s financial statements of these requirements, as the Fund did not hold financial derivative instruments during the year.

(b)Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for the tax periods since the commencement of operations.

(c)Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

(d)Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
November 30, 2010

(f)Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means. Expenses directly attributable to a class of shares, which presently only include distribution fees, are recorded to the specific class.

(g)Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions based on the first in, first out method. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 were as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$151,968	$68,330
Long-Term Capital Gain	$ —	$ —

As of November 30, 2010, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$39,118,993
Gross tax unrealized appreciation	8,005,055
Gross tax unrealized depreciation	(894,997)
Net tax unrealized appreciation	$7,110,058
Undistributed ordinary income	154,041
Undistributed long-term capital gain	—
Total distributable earnings	$154,041
Other accumulated losses	(1,169,410)
Total accumulated gains	$6,094,689

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income/(Loss)	$(1,139)
Accumulated Net Realized Gain/(Loss)	$1,140
Paid-In Capital	$(1)

The Fund utilized $643,005 of capital loss carryforwards during the fiscal year ended November 30, 2010.

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
November 30, 2010

At November 30, 2010, the Fund had capital loss carryforwards of $105,652 and $1,063,758 which will expire November 30, 2016 and November 30, 2017, respectively.

On December 28, 2010, the Fund paid a distribution from ordinary income of $151,968 to shareholders of record on December 27, 2010.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through March 31, 2011, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.40% and 1.15% (the “Expense Limitation Cap”) of the Fund’s average daily net assets for the Investor Class and Institutional Class shares, respectively. For the year ended November 30, 2010, expenses of $97,217 incurred by the Fund were waived by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

	Investor Class	Institutional Class
November 30, 2011	$99,031	$ —
November 30, 2012	$74,054	$ —
November 30, 2013	$60,481	$36,736

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Investor Class shares for services to prospective Fund shareholders and distribution of Fund shares.  During the year ended November 30, 2010, the Fund accrued expenses of $57,425 pursuant to the 12b-1 Plan.  As of November 30, 2010, the Distributor was owed fees of $6,294.

The 12b-1 Plan also authorizes payment of a shareholder servicing fee to the Distributor of 0.10% of the average daily net assets of the Institutional Class shares. As of the date of this report, the fee has not been implemented.

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
November 30, 2010

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund.  Fees for these services are calculated in accordance with the executed agreements.  A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Investor Class

	Year Ended	Year Ended
	November 30, 2010	November 30, 2009
Shares sold	193,080	1,223,146
Shares issued to holders in
reinvestment of distribution	7,601	5,032
Shares redeemed	(997,881)	(99,229)
Net increase (decrease)	(797,200)	1,128,949

Institutional Class

Period Ended
November 30, 2010(1)
Shares sold	1,777,432
Shares issued to holders in reinvestment of distribution	470
Shares redeemed	(145,462)
Net increase	1,632,440

(1)	The Institutional Class shares commenced operations on December 18, 2009.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended November 30, 2010, were $19,775,011 and $4,835,093, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2010, Charles Schwab & Co., Inc., for the benefit of its customers, held 64.2% and 95.2% of the outstanding shares of the Investor and Institutional share classes, respectively.

SMEAD VALUE FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Trustees
Smead Value Fund
(Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smead Value Fund (the “Fund”), a series of the Trust for Professional Managers, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smead Value Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
January 28, 2011

SMEAD VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement (Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 10, 2010 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Smead Value Fund (the “Fund”), a series of the Trust, and Smead Capital Management, Inc., the Fund’s investment adviser (the “Adviser”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the advisory fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement until August 31, 2011.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND.

The Trustees considered the nature, extent and quality of services to be provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of William W. Smead and Tony A. Scherrer, the Fund’s portfolio managers, as well as other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of the Adviser’s compliance policies and procedures and any material compliance issues during the prior year with respect to the Fund.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance

SMEAD VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement (Unaudited) (Continued)

matters, including the reports of the Fund’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance policies and procedures, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER.

The Trustees discussed the Fund’s performance for the one-year and year-to-date periods ended May 31, 2010, and the overall performance by the Adviser since the inception of the Fund on January 2, 2008.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the Russell 1000 Value Index.  The Trustees noted that for the year-to-date, one-year and since-inception periods, the Fund’s performance was generally in line with its benchmark index as well as other accounts managed by the Adviser using investment strategies similar to that of the Fund.  The Trustees also noted for the one-year period ending June 30, 2010, the Fund had performed in the top third of its peer group of large cap value funds.  After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed extensively the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to a peer group of large cap value funds, as constructed by data presented by Lipper, Inc., and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser has provided substantial subsidies for the Fund’s operations since the Fund’s inception and had not recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage commissions.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the Meeting, as well as the presentations made by the Adviser over the course of the year.

SMEAD VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement (Unaudited) (Continued)

The Trustees noted that the Fund’s contractual management fee of 0.75% was at the high end of the peer group, above the median fee of 0.60%.  The Trustees noted that under the Fund’s Operating Expense Limitation Agreement the Fund’s total expenses (net of fee waivers and expense reimbursements) would be capped at 1.40% and 1.15% for the Fund’s Investor Class shares and Institutional Class shares, respectively, which effectively resulted in the Adviser waiving a portion of its management fee.  The Trustees observed that the Fund’s total expense ratio of 1.400% for Investor Class shares was at the peer group median.  The Trustees then compared the fees paid by the Fund to the fees paid by separately-managed accounts of the Adviser and noted that the Fund’s management fee was lower than the fee paid by separately managed account clients.

The Trustees concluded that the Fund’s expenses and the fees paid to the Adviser were fair and reasonable in light of the comparative performance and expense and management fee information.  The Trustees noted that the Adviser had not yet achieved a profit in acting as investment adviser to the Fund and that the Adviser maintained adequate profit levels to support the services to the Fund from the revenues of its overall investment advisory activities, despite its subsidies to support the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND.

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

SMEAD VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement (Unaudited) (Continued)

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

SMEAD VALUE FUND
Additional Information
(Unaudited)

Tax Information

The Fund designates 100% of its ordinary income distribution for the year ended November 30, 2010, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2010, 100% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-807-4122.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	26	Independent
615 E. Michigan St.		Term; Since	Chair of Accounting,		Trustee, USA
Milwaukee, WI 53202		August 22,	Marquette		MUTUALS
Age: 55		2001	University		(an open-end
			(2004–present);		investment
			Associate Professor		company with
			of Accounting,		two portfolios).
Marquette University
(1996–2004).
Gary A. Drska	Trustee	Indefinite	Captain, Midwest	26	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 54		2001	(1986–present);		(an open-end
			Director, Flight		investment
			Standards &		company with
			Training		two portfolios).
(1990–1999).

SMEAD VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Managing Director,	26	Independent
615 E. Michigan St.		Term; Since	Chief Administrative		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and		Multi-Asset
Age: 67		2009	Chief Compliance		Endowment
			Officer (“CCO”),		Fund complex
			Granite Capital		(three closed-
			International Group,		end investment
			L.P. (an investment		companies);
			management firm)		Independent
			(1994–present); Vice		Trustee, Gottex
			President, Secretary,		Multi-
			Treasurer and CCO		Alternatives
			of Granum Series		Fund complex
			Trust (an open-end		(three closed-
			investment company)		end investment
			(1997–2007);		companies).
President, CAO
and CCO, Granum
Securities, LLC
(a broker-dealer)
(1997–2007).
Interested Trustee and Officers
Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	26	Trustee, Buffalo
615 E. Michigan St.	President	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		end investment
Age: 48	Trustee	2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).
John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 53	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present);
	Accounting	Since	UMB Investment
	Officer	Sept. 10,	Services Group
		2008	(2000–2004).
(Treasurer)

SMEAD VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Robert M. Slotky	Chief	Indefinite	Senior	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	Vice-President,
Milwaukee, WI 53202	Officer and	January 26,	U.S. Bancorp Fund
Age: 63	Anti-Money	2011	Services, LLC
	Laundering		(2001–present).
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President and
615 E. Michigan St.		Term; Since	Legal Compliance
Milwaukee, WI 53202		November 15,	Officer, U.S.	N/A	N/A
Age: 31		2005	Bancorp Fund
Services, LLC
(2004–present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator;
Milwaukee, WI 53202		January 10,	U.S. Bancorp Fund
Age: 36		2008	Services, LLC
(2002–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 877-807-4122. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 877-807-4122, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

SMEAD VALUE FUND

Investment Adviser	Smead Capital Management, Inc.
1420 Fifth Avenue
Suite 2625
Seattle, Washington 98101

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	800 Westpoint Parkway
Suite 1100
Westlake, Ohio 44145

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 N. River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on February 5, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph. D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2010	FYE 11/30/2009
Audit Fees	$13,500	$13,500
Audit-Related Fees	0	0
Tax Fees	$2,500	2,500
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2010	FYE 11/30/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2010	FYE 11/30/2009
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant)  Trust for Professional Managers

By (Signature and Title)      /s/  Joseph Neuberger
Joseph Neuberger, President

Date   February 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/  Joseph Neuberger
Joseph Neuberger, President

Date   February 4, 2011

By (Signature and Title)      /s/ John Buckel
John Buckel, Treasurer

Date   February 4, 2011